BLACKROCK FUNDSSM

BlackRock Exchange Portfolio

(the “Fund”)

Supplement dated May 16, 2022 to the Summary Prospectus and the

Prospectus of the Fund, each dated April 29, 2022

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Exchange Portfolio — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Exchange Portfolio — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Lawrence Kemp	2013	Managing Director of BlackRock, Inc.
Phil Ruvinsky	2020	Managing Director of BlackRock, Inc.
Caroline Bottinelli	2022	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Lawrence Kemp, Phil Ruvinsky and Caroline Bottinelli are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Phil Ruvinsky	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2013 to 2018; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.
Caroline Bottinelli	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2016 to 2020; prior to joining BlackRock, Inc., Ms. Bottinelli was an Equity Research Associate at J.P. Morgan.

Shareholders should retain this Supplement for future reference.

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